Exhibit 99.1

Investor Presentation Timothy Robinson, Chief Financial Officer September, 2013

Certain information included in this presentation may constitute forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . These forward - looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology . Similarly, descriptions of Medifast's objectives, strategies, plans, goals or targets contained herein are also considered forward - looking statements . Medifast believes this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward - looking statements are subject to certain events, risks, uncertainties, and other factors . Some of these factors include, among others, Medifast's inability to attract and retain independent Health Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution . Although Medifast believes that the expectations, statements, and assumptions reflected in these forward - looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward - looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8 - K . Safe Harbor Statement 2

Medifast Products and Programs Have Been Recommended by over 20,000 Doctors and Used by Over a Million Customers Since 1980 FAST SAFE SIMPLE LONG TERM PORTABLE 3

Vision To create health, hope, and happiness through clinically proven weight - management products, programs, and support Mission To combat the obesity epidemic and improve health in two ways: • Through clinically proven weight - management products & programs • Through multiple, innovative support channels, each of which meets different personal weight management, health, and wellness needs 4

Source: U.S. Census Data, CDC Data, IBIS World, MarketData Enterprises Unserved Weight Loss $47B - Diet Soft Drinks - Artificial Sweeteners - Health Club Revenues Served Weight Loss $18B Total Market – $65B Served Market – $18B U.S. Weight Loss Market is Estimated to be a $65B per Year Industry 5

Source: U.S. Census Data, CDC Data, IBIS World, MarketData Enterprises U.S. Population 314M 15 or Older 251M Overweight/ Obese 173M Dieting 93M 2/3 of the U.S. Population is Overweight or Obese The Obesity Market is “ Growing ” 6

Obesity is now recognized as a Disease Obesity on the rise …

Strong, Consistent Financial Performance 2007 2008 2009 2010 2011 2012 First Half 2012 First Half 2013 $85.0 $110.1 $169.7 $257.6 $298.2 $356.7 $182.5 $193.1 Revenue 8

Strong, Consistent Financial Performance EPS 9 * 2012 EPS excluding two non - recurring items, including a FTC settlement recorded in the second quarter and a sales tax accrual in the fourth quarter

• Company - owned state - of - the - art manufacturing and distribution facilities • Help support industry leading gross margins • Capacity in place to drive aggressive growth Manufacturing Owings Mills, MD Distribution Ridgely, MD MANUFACTURING AND DISTRIBUTION Distribution Dallas, TX 10

Current Medifast National Market Coverage 18 3 Significant Growth Opportunity to Cover “ White Space ” 11

International Coverage Opportunity Australia India Europe Asia Canada Latin America Through Medix Brazil Mexico (Medix) 1.6B Overweight Globally and Expected to Grow 40% in Next 10 Years 12 Expansion efforts underway

13 Medifast 5&1 Plan, Transition, & Maintenance

MacDonald Center for Obesity Prevention & Education Scientific Advisory Board 14 Clinically Proven and Scientifically Based

15

16 Direct Selling Coaching Division A free personal Health Coach & Mentor to guide Clients through their weight loss and weight management journey.

• US direct selling accounts for $30B – 24% or $7B comes from weight - loss products • 15.6M people engaged in direct sales in the US • U.S. is the #1 direct selling market in the world Direct Selling Overview 17

TSFL clients are provided a free Personal Health Coach & Mentor to guide them through t heir w eight l oss journey and to help clients stay healthy for life. • Health Coaches are required to take competency exam now administered by the Center for Obesity Prevention and Education(COPE) at Villanova University. • Health Coaches do not need to purchase product themselves to receive commission. Sales to Health Coaches for personal consumption are approximately 6% of total revenues. • Health Coaches are not compensated for their own personal orders or for recruitment of clients/health coaches. • Health Coaches do not hold or distribute inventory. Health Coaches direct their clients to Take Shape for Life for all product purchases. 18

19 Direct Sales Revenues (in $ millions)

Coverage Expansion • Expand coverage to new markets to cover “white space” • Leverage Success from Home magazine & Dr A ’ s latest book tour 20

Improve Field Effectiveness • Create development plan with simplified standards & processes • Enhance field communications & coach tools • Expand mobile “ on - the - go ” business 21

22 Self Guided Weight Loss & Weight Management with the Convenience of Online Ordering, Support, & Tools

• Only 10% of 210 DMAs* over $1M in annual sales • 66% of total volume is done by just 10% of DMA ’ s • 50% of 210 DMA ’ s under $100k in annual volume *September 2011 – August 2012 volume DMA = Designated Market Area 23 Direct Response Revenues (in $ millions)

Optimize Marketing & Promotional Spends to Improve Profit • Drive multi - media customer acquisition strategy (website/call center) • Continue to evaluate discounts & promotional offers • Ensure effective execution of capital & high resource projects 24

2013 Brand Awareness Campaign

Website Performance Critical Success Factors • Mobile Commerce - November • Site load speed improved • Simplified design • Improved navigation • SEO benefits • Optimized content • Multiple versions for new & returning visitors 26

27 A weight loss and weight management partnership with a team of center professionals dedicated to Member success

Weight Loss Management Partnership with a Team of Professionals Dedicated to Member Success • Brick - and - mortar centers offering supervised & structured programs and support • Currently operating 86 company - owned & 36 franchise - owned centers in the U.S. 28

29 Clinic Revenues (in $ millions)

Focus on Strengthening Overall Corporate Center Operational, Member Acquisition, and Member Counseling Practices • Rapid expansion of corporate owned centers was stopped in the first half 2012. 19 centers were opened in 2012. • Significant employee restructuring was completed in first half of 2012 to improve overall margins and align resources to the current structure • Pricing discipline was reinstated which lead to the removal of many program and food discounts • Standard operating procedures were launched to improve operational efficiencies and share best practices. • The transition from Company owned to Franchise owned clinics has been announced in Q3 2013 30

Expand Franchise Footprint • Existing Franchise partners to expand into new markets • New focus on expansion opportunities with incremental Franchise partners • International clinic expansion is underway through our Medix strategic partnership in Mexico and Latin America • Medifast is providing focused resources and support to open new Medifast branded clinics 31

• 86 Corporate Centers • 36 Franchise Centers • 122 Total Centers across 14 States Current Center Count Corporate Centers Franchise Centers

33 Physician directed weight loss and weight management through a Health Care Provider or Non - Retail Medical Center

CUSTOMER Health Care Systems Ambulatory Care Centers Clinics & Medi Spas Individual Practices 34

• Execution of strategic planks and driving forces for change will drive aggressive growth • Infrastructure & process discipline will lead to continued margin expansion opportunities • New talent and employee development will help us manage through change as we continue to grow • Healthy earnings and cash flow generation will enable us to fuel future growth opportunities. 35

36 Thank You